    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1999

                       Registration Nos. 333-    ; 333-       ; and 333-
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               -----------------

                                                                               3333 HOLDING CORPORATION AND
                     CENTEX CORPORATION                                      CENTEX DEVELOPMENT COMPANY, L.P.
   (Exact name of registrant as specified in its charter)       (Exact name of registrants as specified in their charters)

                           NEVADA                                           NEVADA AND DELAWARE, RESPECTIVELY
              (State or other jurisdiction of                                (State or other jurisdiction of
               incorporation or organization)                                 incorporation or organization)

                         75-0778259                                      75-2178860 and 75-2168471, RESPECTIVELY
                      (I.R.S. Employer                                     (I.R.S. Employer Identification No.)
                    Identification No.)

                     2728 NORTH HARWOOD                                           3100 MCKINNON, SUITE 370
                    DALLAS, TEXAS 75201                                             DALLAS, TEXAS 75201
(Address of principal executive offices, including zip code)    (Address of principal executive offices, including zip code)


                              --------------------


              SECOND AMENDED AND RESTATED 1998 CENTEX CORPORATION
                    EMPLOYEE NON-QUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)


                               RAYMOND G. SMERGE
  EXECUTIVE VICE PRESIDENT, CHIEF LEGAL OFFICER, GENERAL COUNSEL AND SECRETARY
                               2728 NORTH HARWOOD
                              DALLAS, TEXAS 75201
                    (Name and address of agent for service)

                                 (214) 981-5000
         (Telephone number, including area code, of agent for service)


                                               CALCULATION OF REGISTRATION FEE
=============================================================================================================================
                                                             Proposed maximum        Proposed maximum
            Title of                   Amount to be         offering price per      aggregate offering          Amount of
   securities to be registered          registered              share (1)               price (1)           registration fee
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.25 par value
per share                              1,500,000 shares       $   29.59375             $  44,390,625       $      12,341

-----------------------------------------------------------------------------------------------------------------------------
Beneficial Interests in 1,000 shares of
Common Stock of 3333 Holding                 ---                       $ ---                   $ ---               $ ---
Corporation(2)
-----------------------------------------------------------------------------------------------------------------------------
Beneficial Interests in 900 Warrants to
Purchase Class B Units of Limited            ---                       $ ---                   $ ---               $ ---
Partnership Interest in Centex
Development Company, L.P. (2)
=============================================================================================================================

===============================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1), and computed on the basis of the average of the high and low sales prices of the Common Stock included in the New York Stock Exchange Composite Transactions Report for August 26, 1999 as published by The Wall Street Journal, which was $29.59375 per share.

(2) On November 30, 1987, Centex Corporation ("Centex") distributed as a dividend to its stockholders (through a nominee, the "Nominee") all the issued and outstanding shares of common stock, $0.01 par value ("Holding Common Stock"), of 3333 Holding Corporation ("Holding"), and 900 warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC").

      The Nominee holds the Stockholder Warrants and 1,000 shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, $0.25 par value ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in that portion of the 1,000 shares of Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's pro rata portion of such beneficial interest is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Common Stock.

                                EXPLANATORY NOTE

      This Registration Statement is being filed to register an additional 1,500,000 shares of Centex Common Stock to be issued under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan (the "Plan"). The 2,500,000 shares of Centex Common Stock currently issued or to be issued under the Plan were registered pursuant to Registration Statement on Form S-8 (Registration Nos. 333-55717, 333-55717-01 and 333-55717-02) and
Registration Statement on Form S-8 (Registration Nos. 333-74185, 333-74185-01 and 333-74185-02), which are incorporated by reference herein.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

    The following documents have been filed with the Commission by Centex, Holding and CDC, as appropriate, and are incorporated herein by reference and made a part hereof:

      (a) Registration Statement on Form S-8 (Registration Nos. 333-55717, 333-55717-01 and 333-55717-02);

      (b) Registration Statement on Form S-8 (Registration Nos. 333-74185, 333-74185-01 and 333-74185-02);

      (c) Joint Annual Report on Form 10-K of Centex, Holding and CDC for the fiscal year ended March 31, 1999;

      (d) Amended Joint Annual Report on Form 10-K of Centex, Holding and CDC for the fiscal year ended March 31, 1999;

      (e) Joint Quarterly Report on Form 10-Q of Centex, Holding and CDC for the quarter ended June 30, 1999;

      (f)      Current Report on Form 8-K of CDC dated April 29, 1999;

      (g) Amendment No. 1 to Current Report on Form 8-K of CDC dated June 29, 1999;

      (h) Description of the Centex Common Stock, $0.25 par value per share, contained in the Registration Statement on Form 8-A dated October 28, 1971 and Form 8 dated November 11, 1971;

      (i) Description of the Holding Common Stock, $0.01 par value per share, contained in the Registration Statement of Form 10 dated July 12, 1987, as amended by Form 8 dated October 14, 1987, Form 8 dated November 12, 1987 and Form 8 dated November 23, 1987;

      (j) Description of the Warrants to purchase Class B Units of limited partnership of CDC contained in Registration Statement on Form 10 dated July 12, 1987, as amended by Form 8 dated October 14, 1987, Form 8 dated November 12, 1987 and Form 8 dated November 30, 1987; and

      (k) Description of the Preferred Stock Purchase Rights contained in the Form 8-A Registration Statement of Centex dated October 8, 1996.

      All documents filed by Centex, Holding and CDC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") subsequent to the effective date hereof and prior to the filing of a post-effective amendment hereto that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

                                    EXPERTS

      The financial statements and schedules incorporated by reference in this Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

ITEM 8.   EXHIBITS.

      The information required by this Item 8 is set forth in the Index to Exhibits accompanying this Registration Statement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on August 27, 1999.

                               CENTEX CORPORATION


                               By:  /s/ DAVID W. QUINN
                                    -----------------------------------
                                             David W. Quinn
                                      Vice Chairman of the Board
                                      and Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                     Signature                                    Title
                     ---------                                    -----
 /s/ LAURENCE E. HIRSCH                            Chairman of the Board, Chief                          August 27, 1999
 ------------------------------------------------  Executive Officer and Director
                Laurence E. Hirsch                 (Principal Executive Officer)

 /s/ DAVID W. QUINN                                Vice Chairman of the Board, Chief                     August 27, 1999
 ------------------------------------------------  Financial Officer and Director
                  David W. Quinn                   (Principal Financial Officer)

 /s/ BARRY G. WILSON                               Controller (Principal Accounting                      August 27, 1999
 ------------------------------------------------  Officer)
                  Barry G. Wilson

                                                   Majority of the Board of Directors:                   August 27, 1999
By:  /s/ LAURENCE E. HIRSCH                        Barbara T. Alexander, Dan W. Cook
   ----------------------------------------------  III, Juan L. Elek, Clint W.
                Laurence E. Hirsch                 Murchison, III, Charles H. Pistor,
       Individually and as Attorney in Fact*       Paul R. Seegers and Paul T. Stoffel

--------------

*Pursuant to authority granted by powers of attorney, copies of which are filed herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on August 27, 1999

                            3333 HOLDING CORPORATION


                               By: /s/ RICHARD C. DECKER
                                   -----------------------------------
                                             Richard C. Decker
                                    Chairman of the Board, President
                                      and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                     Signature                                    Title
                     ---------                                    -----
 /s/ RICHARD C. DECKER                             Chairman of the Board, President,              August 27, 1999
 ------------------------------------------------  Chief Executive Officer and Director
                 Richard C. Decker                 (Principal Executive Officer)

 /s/ KIMBERLY A. PINSON                            Vice President, Treasurer, Controller          August 27, 1999
 ------------------------------------------------  and Assistant Secretary
                Kimberly A. Pinson                 (Principal Financial Officer and
                                                   Principal Accounting Officer)

                                                   Majority of the Board of Directors:            August 27, 1999
By:    /s/ RICHARD C. DECKER                       Josiah O. Low, III and David M.
   ----------------------------------------------  Sherer
                 Richard C. Decker
       Individually and as Attorney in Fact*

--------------

*Pursuant to authority granted by powers of attorney, copies of which are filed herewith

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, 3333 Development Corporation, as general partner of, and on behalf of, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on August 27, 1999.

                            CENTEX DEVELOPMENT COMPANY, L.P.

                               By: 3333 Development Corporation, General Partner



                                   By: /s/ RICHARD C. DECKER
                                       -----------------------------------
                                                 Richard C. Decker
                                        Chairman of the Board, President
                                          and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of 3333 Development Corporation, as general partner of, and on behalf of, the Registrant in the capacities and on the date indicated.


                     Signature                                    Title
                     ---------                                    -----
/s/ RICHARD C. DECKER                               Chairman of the Board, President,            August 27, 1999
-------------------------------------------------   Chief Executive Officer and Director
                 Richard C. Decker                  (Principal Executive Officer)

/s/ KIMBERLY A. PINSON                              Vice President, Treasurer, Controller        August 27, 1999
-------------------------------------------------   and Assistant Secretary
                Kimberly A. Pinson                  (Principal Financial Officer and
                                                    Principal Accounting Officer)

                                                    Majority of the Board of Directors:          August 27, 1999
By: /s/ RICHARD C. DECKER                           Josiah O. Low, III and David M.
-------------------------------------------------   Sherer
                 Richard C. Decker
       Individually and as Attorney in Fact*


--------------

*Pursuant to authority granted by powers of attorney, copies of which are filed herewith

                               INDEX TO EXHIBITS
                               CENTEX CORPORATION
                                AND SUBSIDIARIES

EXHIBIT                                                                              FILED HEREWITH OR
NUMBER                                 EXHIBIT                                   INCORPORATED BY REFERENCE
-------                                -------                                   -------------------------
  4             Second Amended and Restated 1998 Centex Corporation                   Filed herewith.
                Employee Non-Qualified Stock Option Plan.

  5             Opinion of Raymond G. Smerge.                                         Filed herewith.

  23.1          Consent of Independent Public Accountants.                            Filed herewith.

  23.2          Consent of Raymond G. Smerge (included in his opinion                 Filed herewith.
                filed as Exhibit 5 hereto).

  24a           Powers of Attorney.                                                   Filed herewith.

                               INDEX TO EXHIBITS
                            3333 HOLDING CORPORATION
                                 AND SUBSIDIARY

EXHIBIT                                                                              FILED HEREWITH OR
NUMBER                                 EXHIBIT                                   INCORPORATED BY REFERENCE
-------                                -------                                   -------------------------
  5             Opinion of Raymond G. Smerge.                            Exhibit 5 of Centex Exhibits filed herewith.

  23.1          Consent of Independent Public Accountants.               Exhibit 23.1 of Centex Exhibits filed herewith.

  23.2          Consent of Raymond G. Smerge.                            Exhibit 5 of Centex Exhibits filed herewith.

  24b           Powers of Attorney.                                      Filed herewith.

                               INDEX TO EXHIBITS

                        CENTEX DEVELOPMENT COMPANY, L.P.

EXHIBIT                                                                              FILED HEREWITH OR
NUMBER                                 EXHIBIT                                   INCORPORATED BY REFERENCE
-------                                -------                                   -------------------------
  5             Opinion of Raymond G. Smerge.                          Exhibit 5 of Centex Exhibits filed herewith.

  23.1          Consent of Independent Public Accountants.             Exhibit 23.1 of Centex Exhibits filed herewith.

  23.2          Consent of Raymond G. Smerge.                          Exhibit 5 of Centex Exhibits filed herewith.

  24c           Powers of Attorney.                                    Filed herewith.